           MORGAN STANLEY INSTITUTIONAL FUND TRUST - INVESTMENT GRADE
                             FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2009 - SEPTEMBER 30, 2009

                                                                      AMOUNT OF   % OF     % OF
                        PURCHASE/          OFFERING        TOTAL        SHARES   OFFERING  FUNDS
       SECURITY           TRADE    SIZE OF PRICE OF      AMOUNT OF    PURCHASED PURCHASED  TOTAL                           PURCHASED
       PURCHASED          DATE    OFFERING  SHARES       OFFERING      BY FUND   BY FUND  ASSETS          BROKERS            FROM
----------------------- --------- -------- -------- ----------------- --------- --------- ------ ------------------------ ----------
  Union Pacific          10/02/08    --    $ 99.817 $  400,000,000.00   350,000     0.04%   0.11%      Citi, Barclays     Credit
 Corp. 7.875% due                                                                                      Capital, Morgan    Suisse
    1/15/2019                                                                                          Stanley, Credit
                                                                                                         Suisse, BNP
                                                                                                       PARIBAS, Lazard
                                                                                                           Capital
                                                                                                          Markets,
                                                                                                       Merrill Lynch &
                                                                                                             Co.
Pepsico Inc. 7.90%       10/21/08    --    $ 99.758 $2,000,000,000.00    85,000     0.00%   0.05%      Morgan Stanley,    Merrill
   due 11/1/2018                                                                                       Merrill Lynch &    Lynch
                                                                                                          Co., UBS
                                                                                                         Investment
                                                                                                          Bank, The
                                                                                                          Williams
                                                                                                       Capital Group,
                                                                                                       L.P., Ramirez &
                                                                                                         Co., Inc.,
                                                                                                       Siebert Capital
                                                                                                           Markets
 BorgWarner Inc.         04/06/09    --    $ 100.00 $  325,000,000.00   130,000     0.05%   0.05%      Morgan Stanley,    Merrill
    3.500% due                                                                                         Merrill Lynch &    Lynch
    4/15/2012                                                                                            Co., Citi,
                                                                                                        Deutsche Bank
                                                                                                         Securities

     State of            04/22/09    --    $ 100.506$6,855,000,000.00   640,000     0.00%   0.26%      Goldman, Sachs     Goldman
   California GO                                                                                        & Co., Morgan     Sachs
 Bonds 5.950% due                                                                                         Stanley,
     4/1/2016                                                                                             Barclays
                                                                                                       Capital, Citi,
                                                                                                         RBC Capital
                                                                                                        Markets, J.P.
                                                                                                        Morgan, De La
                                                                                                         Rosa & Co.,
                                                                                                       Merrill Lynch &
                                                                                                        Co., Stone &
                                                                                                         Youngberg,
                                                                                                           Siebert
                                                                                                         Brandford,
                                                                                                        Shank & Co.,
                                                                                                         Wells Fargo
                                                                                                        Institutional
                                                                                                      Securities, LLC
  Telecom Italia         06/15/09    --    $ 100.00 $1,000,000,000.00   330,000     0.03%   0.14%       BNP PARIBAS,      Goldman
 Capital SA 7.175%                                                                                      Deutsche Bank     Sachs
   due 6/18/2019                                                                                         Securities,
                                                                                                       Goldman, Sachs
                                                                                                         & Co., J.P.
                                                                                                           Morgan,
                                                                                                       Mitsubishi UFJ
                                                                                                         Securities,
                                                                                                       Morgan Stanley
Credit Suisse New        04/28/09    --    $ 99.897 $2,250,000,000.00   475,000     0.02%   0.19%       BB&T Capital      CSFB
 York 5.500% due                                                                                       Markets, Citi,
     5/1/2014                                                                                            Fifth Third
                                                                                                         Securities,
                                                                                                       Mitsubishi UFJ
                                                                                                       Securities, RBC
                                                                                                           Capital
                                                                                                          Markets,
                                                                                                          Wachovia
                                                                                                       Securities, MFR
                                                                                                         Securities,
                                                                                                          Inc., BNP
                                                                                                          PARIBAS,
                                                                                                          Comerica
                                                                                                         Securities,
                                                                                                        HSBC, Morgan
                                                                                                          Keegan &
                                                                                                       Company, Inc.,
                                                                                                          SunTrust
                                                                                                          Robinson
                                                                                                        Humphrey, BNY
                                                                                                       Mellon Capital
                                                                                                        Markets, LLC,
                                                                                                        DZ Financial
                                                                                                        Markets LLC,
                                                                                                       KeyBanc Capital
                                                                                                          Markets,
                                                                                                           Popular
                                                                                                         Securities,
                                                                                                        U.S. Bancorp
                                                                                                        Investments,
                                                                                                            Inc.

      Potash             04/28/09    --    $ 99.916 $     500,000,000    95,000     0.01%   0.04%      Banc of America    Banc of
  Corporation of                                                                                       Securities LLC,    America
Saskatchewan Inc.                                                                                         HSBC, RBC
    6.500% due                                                                                             Capital
    5/15/2014                                                                                          Markets, Scotia
                                                                                                        Capital, BMO
                                                                                                           Capital
                                                                                                          Markets,
                                                                                                       Mitsubishi UFJ
                                                                                                         Securities,
                                                                                                         CIBC World
                                                                                                        Markets, RABO
                                                                                                       Securities USA,
                                                                                                       Inc., Comerica
                                                                                                         Securities,
                                                                                                           SOCIETE
                                                                                                          GENERALE,
                                                                                                       Goldman, Sachs
                                                                                                         & Co., UBS
                                                                                                       Investment Bank
      EnCana             04/29/09    --    $ 99.822 $  500,000,000.00   130,000     0.02%   0.05%      Banc of America    Deutsche
   Corporation                                                                                         Securities LLC,    Bank
    6.500% due                                                                                          Deutsche Bank
    5/15/2019                                                                                          Securities, BNP
                                                                                                       PARIBAS, HSBC,
                                                                                                        J.P. Morgan,
                                                                                                          Barclays
                                                                                                       Capital, Morgan
                                                                                                       Stanley, Citi,
                                                                                                       Credit Suisse,
                                                                                                       Mitsubishi UFJ
                                                                                                         Securities,
                                                                                                          Wachovia
                                                                                                       Securities, UBS
                                                                                                         Investment
                                                                                                        Bank, SOCIETE
                                                                                                          GENERALE,
                                                                                                           Mizuho
                                                                                                       Securities USA
                                                                                                       Inc., Goldman,
                                                                                                         Sachs & Co.

   Corning Inc.          05/07/09    --    $ 99.992 $     250,000,000    80,000     0.03$   0.03%       J.P. Morgan,      JP Morgan
    6.625% due                                                                                         Banc of America
    5/15/2010                                                                                          Securities LLC,
                                                                                                       Goldman, Sachs
                                                                                                       & Co., Deutsche
                                                                                                            Bank
                                                                                                         Securities,
                                                                                                       Mitsubishi UFJ
                                                                                                         Securities
 Anheuser- Busch         05/11/09    --    $ 99.877 $   1,550,000,000   120,000     0.00%   0.05%       J.P. Morgan,      Banc of
 Inbev Worldwide                                                                                           Banc of        America
    5.375% due                                                                                            America,
    11/15/2014                                                                                            Barclays
                                                                                                        Capital, BNP
                                                                                                          PARIBAS,
                                                                                                       Deutsche Bank,
                                                                                                       ING Wholesale,
                                                                                                       Mitsubishi UFJ
                                                                                                         Securities,
                                                                                                           Mizuho
                                                                                                       Securities USA
                                                                                                         Inc., RBS,
                                                                                                          Santander
                                                                                                       Global Banking
                                                                                                        & Markets, TD
                                                                                                         Securities,
                                                                                                       Scotia Capital,
                                                                                                          Banca IMI

     Allstate            05/11/09    --    $ 99.728 $     700,000,000   185,000     0.02%   0.07%      Goldman, Sachs     Barclays
   Corporation                                                                                         & Co., Barclays    Capital
    7.450% due                                                                                          Capital, J.P.
    5/16/2014                                                                                          Morgan, Banc of
                                                                                                           America
                                                                                                       Securities LLC,
                                                                                                          Wachovia
                                                                                                         Securities,
                                                                                                       Morgan Stanley,
                                                                                                            Citi
    Microsoft            05/11/09    --    $ 99.950 $   1,000,000,000   200,000     0.02%   0.00%       J.P. Morgan,      JP Morgan
   Corporation                                                                                             Morgan
    4.200% due                                                                                          Stanley, Banc
    6/12/2019                                                                                            of America
                                                                                                         Securities
                                                                                                         LLC, Citi,
                                                                                                       Credit Suisse,
                                                                                                       UBS Investment
                                                                                                       Bank, Wachovia
                                                                                                         Securities,
                                                                                                          Barclays
                                                                                                          Capital,
                                                                                                       Goldman, Sachs
                                                                                                         & Co., BNP
                                                                                                        PARIBAS, Loop
                                                                                                           Capital
                                                                                                        Markets, LLC,
                                                                                                        Deutsche Bank
                                                                                                         Securities,
                                                                                                          RBS, BNY
                                                                                                       Mellon Capital
                                                                                                        Markets, LLC,
                                                                                                           Mizuho
                                                                                                       Securities USA
                                                                                                            Inc.,
                                                                                                          CastleOak
                                                                                                      Securities,L.P.,
                                                                                                           SOCIETE
                                                                                                          GENERALE,
                                                                                                         HSBC, U.S.
                                                                                                           Bancorp
                                                                                                        Investments,
                                                                                                            Inc.

  Simon Property         05/11/09    --    $ 98.960 $     600,000,000   170,000     0.02%   0.07%      Citi, Deutsche     Citigroup
 Group LP 6.750%                                                                                      Bank Securities,
  due 5/15/2014                                                                                       Goldman, Sachs &
                                                                                                          Co., UBS
                                                                                                      Investment Bank,
                                                                                                         CALYON, ING
                                                                                                         Wholesale,
                                                                                                       Mitsubishi UFJ
                                                                                                       Securities, RBC
                                                                                                      Capital Markets,
                                                                                                       Scotia Capital,
                                                                                                        U.S. Bancorp
                                                                                                      Investments, Inc.
US Bancorp 4.200%        05/11/09    --    $ 98.982 $   1,000,000,000   375,000     0.03%   0.15%     Goldman, Sachs &    Goldman
  due 5/15/2014                                                                                       Co., J.P. Morgan,   Sachs
                                                                                                       Morgan Stanley,
                                                                                                        BB&T Capital
                                                                                                           Markets

   The Illinois          05/12/09    --    $ 100.00 $  500,000,000.00   340,000     0.06%   0.14%      Goldman, Sachs     Goldman
    State Toll                                                                                           & Co., J.P.      Sachs
Highway Authority                                                                                      Morgan, Morgan
    6.184$ due                                                                                            Stanley,
     1/1/2034                                                                                              Cabrera
                                                                                                           Capital
                                                                                                        Markets, LLC,
                                                                                                        Loop Capital
                                                                                                        Markets, LLC,
                                                                                                           Jackson
                                                                                                         Securities,
                                                                                                        Morgan Keegan
                                                                                                         & Company,
                                                                                                        Inc., Raymond
                                                                                                           James &
                                                                                                         Associates,
                                                                                                          Inc., RBC
                                                                                                           Capital
                                                                                                          Markets,
                                                                                                          Robert W.
                                                                                                         Baird & Co.
 American Express        05/13/09    --    $ 99.675 $   1,750,000,000   230,000     0.01%   0.09%      Goldman, Sachs     Banc of
  CO. 8.125% due                                                                                         & Co., J.P.      America
    5/20/1019                                                                                           Morgan, Citi,
                                                                                                       UBS Investment
                                                                                                        Bank, Credit
                                                                                                       Suisse, Mizuho
                                                                                                       Securities USA
                                                                                                       Inc., RBS, BNY
                                                                                                       Mellon Capital
                                                                                                        Markets, LLC,
                                                                                                          CastleOak
                                                                                                         Securities,
                                                                                                          L.P., The
                                                                                                          Williams
                                                                                                       Capital Group,
                                                                                                            L.P.

  Arcelormittal          05/13/09    --    $ 97.522 $   1,500,000,000   335,000     0.02%   0.13%        Citi, HSBC,      Citigroup
    9.850% due                                                                                          J.P. Morgan,
     6/1/2019                                                                                           Deutsche Bank
                                                                                                         Securities,
                                                                                                       Goldman, Sachs
                                                                                                        & Co., Morgan
                                                                                                          Stanley,
                                                                                                         Santander,
                                                                                                       Scotia Capital
    Principal            05/18/09    --    $ 100.00 $     350,000,000   160,000     0.04%   0.06%       Citi, Credit      Citigroup
 Financial Group                                                                                      Suisse, Deutsche
 Inc. 8.875% due                                                                                      Bank Securities,
    5/15/2019                                                                                         Barclays Capital,
                                                                                                       Morgan Stanley,
                                                                                                       UBS Investment
                                                                                                       Bank, Wachovia
                                                                                                      Securities, RBS,
                                                                                                        The Williams
                                                                                                     Capital Group, L.P.
   State Street          05/19/09    --    $ 99.905 $     500,000,000   105,000     0.02%   0.04%     Goldman, Sachs &    Goldman
   Corporation                                                                                           Co., Morgan      Sachs
    4.300% due                                                                                         Stanley, Credit
    5/30/2014                                                                                            Suisse, UBS
                                                                                                      Investment Bank,
                                                                                                       Banc of America
                                                                                                       Securities LLC

   MetLife Inc.          05/26/09    --    $ 99.763 $   1,250,000,000   100,000     0.00%   0.04%     Barclays Capital,   Barclays
    6.750% due                                                                                         UBS Investment     Capital
     6/1/2016                                                                                          Bank, Wachovia
                                                                                                       Securities, ANZ
                                                                                                       Securities, BNY
                                                                                                       Mellon Capital
                                                                                                        Markets, LLC,
                                                                                                      Daiwa Securities
                                                                                                        America Inc.,
                                                                                                      Goldman, Sachs &
                                                                                                      Co., J.P. Morgan,
                                                                                                       Mitsubishi UFJ
                                                                                                         Securities,
                                                                                                       Morgan Stanley,
                                                                                                       Scotia Capital,
                                                                                                      SOCIETE GENERALE,
                                                                                                          Standard
                                                                                                       Chartered Bank,
                                                                                                      UniCredit Capital
                                                                                                      Markets, Blaylock
                                                                                                      Robert Van, LLC,
                                                                                                       Cabrera Capital
                                                                                                        Markets,LLC,
                                                                                                          CastleOak
                                                                                                      Securities, L.P.
                                                                                                      Guzman & Company,
                                                                                                        Loop Capital
                                                                                                        Markets, LLC,
                                                                                                       Siebert Capital
                                                                                                      Markets, Ramirez
                                                                                                        & Co., Inc.,
                                                                                                         SBK-Brooks
                                                                                                      Investment Corp.,
                                                                                                      Toussaint Capital
                                                                                                       Partners, LLC,
                                                                                                        The Williams
                                                                                                       Capital Group,
                                                                                                            L.P.

  The Travelers          05/28/09    --    $ 99.560 $  500,000,000.00   105,000     0.02%   0.04%      Morgan Stanley,    Banc of
 Inc. 5.900% due                                                                                       Banc of America    America
     6/2/2019                                                                                          Securities LLC,
                                                                                                        Deutsche Bank
                                                                                                         Securities,
                                                                                                      Barclays Capital
 Ace Ina Holdings        06/03/09    --    $ 99.046 $  500,000,000.00   200,000     0.04%   0.08%      Morgan Stanley,    Barclays
 Inc. 5.900% due                                                                                      Barclays Capital,   Capital
    6/15/2019                                                                                           RBS, Deutsche
                                                                                                      Bank Securities,
                                                                                                          Wachovia
                                                                                                      Securities, HSBC,
                                                                                                         Lloyds TSB
                                                                                                          Corporate
                                                                                                       Markets, Citi,
                                                                                                      J.P. Morgan, ANZ
                                                                                                       Securities, ING
                                                                                                          Wholesale

Bunge Ltd Finance        06/04/09    --    $ 99.997 $     600,000,000    95,000     0.01%   0.04%       BNP PARIBAS,      JP Morgan
 Corp. 8.500% due                                                                                      Morgan Stanley,
    6/15/2019                                                                                         J.P. Morgan, RBS,
                                                                                                      BBVA Securities,
                                                                                                      HSBC, Mitsubishi
                                                                                                       UFJ Securities,
                                                                                                       Rabo Securities
                                                                                                         USA, Inc.,
                                                                                                        CALYON, Citi,
                                                                                                      SOCIETE GENERALE,
                                                                                                       ING Wholesale,
                                                                                                          Standard
                                                                                                       Chartered Bank
 Express Scripts         06/04/09    --    $ 99.574 $1,000,000,000.00   105,000     0.01%   0.04%       Citi, Credit      CSFB
 Inc. 6.250% due                                                                                       Suisse, CALYON,
    6/15/2014                                                                                           RBS, Deutsche
                                                                                                      Bank Securities,
                                                                                                       Scotia Capital,
                                                                                                          Wachovia
                                                                                                      Securities, J.P.
                                                                                                           Morgan,
                                                                                                       Mitsubishi UFJ
                                                                                                         Securities,
                                                                                                      SunTrust Robinson
                                                                                                          Humphrey
  KFW 4.875% due         06/09/09    --    $ 99.703 $   3,000,000,000   220,000     0.01%   0.19%     Barclays Capital,   Goldman
    6/17/2019                                                                                           Citi, Goldman     Sachs
                                                                                                            Sachs
                                                                                                        International

  CVS Pass-Through       06/10/09    --    $ 100.00 $     478,800,000   150,000     0.03%   0.06%     Barclays Capital,   Barclays
  Trust 8.353% due                                                                                     Banc of America    Capital
     7/10/2031                                                                                         Securities LLC,
                                                                                                        J.P. Morgan,
                                                                                                     Morgan Stanley, RBS
   Telecom Italia        06/15/09    --    $100.000 $1,000,000,000.00   140,000     0.01%   0.14%       BNP PARIBAS,      Goldman
 Capital SA 7.175%                                                                                      Deutsche Bank     Sachs
   due 6/18/2019                                                                                         Securities,
                                                                                                      Goldman, Sachs &
                                                                                                      Co., J.P. Morgan,
                                                                                                       Mitsubishi UFJ
                                                                                                     Securities, Morgan
                                                                                                           Stanley

 Time Warner Cable       06/24/09     --   $ 97.131 $1,000,000,000.00   220,000     0.01%   0.09%      Banc of America    Banc of
Inc. due 6.750% due                                                                                  Securities LLC, BNP  America
     6/15/2039                                                                                         PARIBAS, Citi,
                                                                                                       Mitsubishi UFJ
                                                                                                         Securities,
                                                                                                      Barclays Capital,
                                                                                                        Deutsche Bank
                                                                                                     Securities, Lloyds
                                                                                                        TSB Corporate
                                                                                                        Markets, RBS
                                                                                                     Greenwich Capital,
                                                                                                       Blaylock Robert
                                                                                                      Van, LLC, CALYON,
                                                                                                      Goldman, Sachs &
                                                                                                         Co., Mizuho
                                                                                                       Securities USA
                                                                                                        Inc., Scotia
                                                                                                     Capital, Mitsubishi
                                                                                                       UFJ Securities,
                                                                                                      Daiwa Securities
                                                                                                     America Inc., HSBC,
                                                                                                       Morgan Stanley,
                                                                                                          Wachovia
                                                                                                      Securities, Loop
                                                                                                    Capital Markets, LLC
  The Boeing Co.         07/23/09    --    $ 98.958 $     750,000,000   235,000     0.03%   0.16%    BofA Merrill Lynch,  Banc of
    4.87% due                                                                                           Deutsche Bank     America
    2/15/2020                                                                                        Securities, Morgan
                                                                                                      Stanley, Barclays
                                                                                                        Capital, BNP
                                                                                                      PARIBAS, CALYON,
                                                                                                       Credit Suisse,
                                                                                                      Daiwa Securities
                                                                                                        America Inc.,
                                                                                                       Mitsubishi UFJ
                                                                                                     Securities, Mizuho
                                                                                                       Securities USA
                                                                                                      Inc., RBS, Wells
                                                                                                      Fargo Securities

 The Royal Bank of       08/18/09    --    $ 99.702 $2,000,000,000.00   145,000     0.00%   0.10%       RBS, Banc of      Greenwich
Scotland PLC 4.875%                                                                                  America Securities   Capital
   due 8/25/2014                                                                                     LLC, Deutsche Bank
                                                                                                     Securities, Morgan
                                                                                                        Stanley, J.P.
                                                                                                        Morgan, Citi,
                                                                                                      Goldman, Sachs &
                                                                                                        Co., Wachovia
                                                                                                         Securities
 Viacom Inc. 5.625%      08/19/09    --    $ 99.247 $  250,000,000.00    80,000     0.03%   0.05%    Citi, Deutsche Bank  Deutsche
   due 9/15/2019                                                                                      Securities, RBS,    Securities
                                                                                                      Daiwa Securities
                                                                                                        America Inc.,
                                                                                                      Mizuho Securities
                                                                                                        USA Inc., BNP
                                                                                                     PARIBAS, BNY Mellon
                                                                                                      Capital Markets,
                                                                                                     LLC, Mitsubishi UFJ
                                                                                                     Securities, Scotia
                                                                                                     Capital, Lloyds TSB
                                                                                                      Corporate Markets
  Yum Brands Inc.        08/20/09    --    $ 99.849 $     250,000,000    55,000     0.02%   0.04%     Goldman, Sachs &    Goldman
5.300% due 9/15/2019                                                                                     Co., Morgan      Sachs
                                                                                                       Stanley, Citi,
                                                                                                     J.P. Morgan, HSBC,
                                                                                                         Wells Fargo
                                                                                                      Securities, Rabo
                                                                                                       Securities USA,
                                                                                                      Inc., RBS, Scotia
                                                                                                        Capital, The
                                                                                                      Williams Capital
                                                                                                         Group, L.P.

     Avanlonbay          09/08/09    --    $ 99.896 $  250,000,000.00   110,000     0.04%   0.08%        Wells Fargo      JP Morgan
  Communities Inc.                                                                                    Securities, LLC,
6.100% due 3/15/2020                                                                                   Banc of America
                                                                                                       Securities LLC,
                                                                                                      Citigroup Global
                                                                                                     Markets Inc., J.P.
                                                                                                      Morgan Securities
                                                                                                        Inc., Morgan
                                                                                                        Stanley & Co.
                                                                                                        Incorporated
     Prudential          09/10/09    --    $ 99.767 $     900,000,000   305,000     0.03%   0.21%      Banc of America    Barclays
   Financial Inc.                                                                                      Securities LLC,    Capital
4.750% due 9/17/2015                                                                                  Barclays Capital
                                                                                                        Inc., Morgan
                                                                                                        Stanley & Co.
                                                                                                      Incorporated, BNP
                                                                                                     Paribas Securities
                                                                                                         Corp. Daiwa
                                                                                                     Securities America
                                                                                                         Inc., HSBC
                                                                                                      Securities (USA)
                                                                                                          Inc., RBS
                                                                                                      Securities Inc.,
                                                                                                        Loop Capital
                                                                                                     Markets LLC, Muriel
                                                                                                       Siebert & Co.,
                                                                                                       Inc., Samuel A.
                                                                                                     Ramirez & Company,
                                                                                                     Inc., The Williams
                                                                                                     Capital Group, L.P.
   Newmont Mining        09/15/09    --    $ 99.502 $     900,000,000   320,000     0.03%   0.22%       Deutsche Bank     USB
  Corp. 5.125% due                                                                                     Securities, UBS    Securities
     10/01/2019                                                                                       Investment Bank,
                                                                                                         Citi, Daiwa
                                                                                                     Securities America
                                                                                                      Inc., HSBC, J.P.
                                                                                                     Morgan, RBS, Scotia
                                                                                                        Capital, ANZ
                                                                                                       Securities, BNP
                                                                                                       PARIBAS, Mizuho
                                                                                                       Securities USA
                                                                                                      Inc., BNY Mellon
                                                                                                      Capital Markets,
                                                                                                          LLC, BBVA
                                                                                                      Securities, CIBC,
                                                                                                      SOCIETE GENERALE,
                                                                                                         BMO Capital
                                                                                                     Markets, Mitsubishi
                                                                                                     UFJ Securities, RBC
                                                                                                      Capital Markets,
                                                                                                        U.S. Bancorp
                                                                                                      Investments, Inc.

 Exelon Generation       09/16/09    --    $ 99.805 $     600,000,000   225,000     0.03%   0.15%     Barclays Capital,   Barclays
   Co. 5.200% due                                                                                    J.P. Morgan, Morgan  Capital
     10/01/2019                                                                                         Stanley, UBS
                                                                                                      Investment Bank,
                                                                                                        The Williams
                                                                                                       Capital Group,
                                                                                                       L.P., Goldman,
                                                                                                     Sachs & Co., Credit
                                                                                                        Suisse, Loop
                                                                                                    Capital Markets, LLC
 Potash Corporation      09/23/09    --    $ 99.109 $     500,000,000    65,000     0.01%   0.04%    BofA Merrill Lynch,  Banc of
  of Saskatchewan                                                                                     HSBC, RBC Capital   America
4.875% due 3/30/2020                                                                                   Markets, Scotia
                                                                                                        Capital, BMO
                                                                                                      Capital Markets,
                                                                                                         CIBC, Rabo
                                                                                                       Securities USA,
                                                                                                          Inc., TD
                                                                                                      Securities, UBCS
                                                                                                      Investment Bank,
                                                                                                       Mitsubishi UFJ
                                                                                                     Securities, SOCIETE
                                                                                                     GENERALE, Comerica
                                                                                                         Securities,
                                                                                                      Goldman, Sachs &
                                                                                                     Co., Morgan Stanley

  The Kroger Note        09/24/09    --    $ 99.889 $     500,000,000    65,000     0.01%   0.04%    BofA Merrill Lynch,  Banc of
3.900% due 10/1/2015                                                                                 J.P. Morgan, Citi,   America
                                                                                                       Mitsubishi UFJ
                                                                                                      Securities, U.S.
                                                                                                          Bancorop
                                                                                                     Investments, Inc.,
                                                                                                         Wells Fargo
                                                                                                     Securities, Fortis
                                                                                                     Securities LLC, The
                                                                                                      Williams Capital
                                                                                                         Group, L.P.
L-3 Communications       09/29/09    --    $ 99.642 $   1,000,000,000    75,000     0.00%   0.05%    BofA Merrill Lynch,  Banc of
 Corp. 5.200% due                                                                                       Deutsche Bank     America
    10/15/2019                                                                                           Securities,
                                                                                                     SunTrust, Robinson
                                                                                                       Humphrey, Wells
                                                                                                      Fargo Securities,
                                                                                                      Barclays Capital,
                                                                                                       CALYON, Scotia
                                                                                                        Capital, ANZ
                                                                                                         Securities,
                                                                                                       Mitsubishi UFJ
                                                                                                      Securities, RBS,
                                                                                                      SOCIETE GENERALE,
                                                                                                     BNY Mellon Capital
                                                                                                        Markets, LLC
   Enel Finance          09/30/09    --    $ 99.560 $   1,750,000,000   450,000     0.08%   0.30%    Citi, BofA Merrill   JP Morgan
 International SA                                                                                      Lynch, Barclays
    5.125% due                                                                                      Capital, J.P. Morgan,
    10/07/2019                                                                                      Credit Suisse, Morgan
                                                                                                      Stanley, Deutsche
                                                                                                       Bank Securities